Investments in and Advances to Equity Accounted Investments	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Investments in and Advances to Equity Accounted Investments
Investments in and advances to Equity Accounted Investments

	Year Ended December 31,
	2016 $	2015 $
High-Q Joint Venture	22,025	21,166
Tanker Investments Ltd.	47,710	44,195
Gemini Tankers L.L.C.	916	1,109
Total	70,651	66,470

a.
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one VLCC, which is trading on a fixed time charter-out contract expiring in 2018. Under the contract, the vessel earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold.

As at December 31, 2016, the High-Q joint venture has a loan outstanding with a financial institution with a balance of $48.5 million (December 31, 2015 - $54.2 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The High-Q joint venture has an interest rate swap agreement with a notional amount of $48.5 million that expires in June 2018, 50% of which is guaranteed by the Company. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.
In January 2014, the Company and Teekay formed TIL, which seeks to opportunistically acquire, operate and sell modern second-hand tankers. The Company purchased 2.5 million shares of common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (see note 11). The stock purchase warrant is a derivative asset which had an estimated fair value of $0.3 million as at December 31, 2016 (December 31, 2015 - $5.2 million). The Company also received one preferred share, which entitles the Company to elect one Board member of TIL. The preferred share does not give the Company a right to any dividends or distributions of TIL. In October 2014, the Company purchased an additional 0.9 million common shares of TIL on the open market. The common shares were acquired at a price of NOK 69 per share, or a purchase price of $10.0 million.

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owns one VLCC, to TIL (see note 21).
In 2015, TIL had repurchased 3.3 million of its own shares on the open market. The common shares were repurchased at a weighted average price of NOK 105.2 per share, or a gross purchase price of $40.6 million. In 2016, TIL repurchased 3.3 million of its own shares in the open market. The common shares were repurchased at a weighted average price of NOK 80.2 per share, or a gross purchase of $31.8 million. As of December 31, 2016, the Company’s ownership interest in TIL was 11.3% (December 31, 2015 - 10.2%). As of December 31, 2016, the value of the Company's 3.4 million shares of common stock of TIL was $14.3 million (December 31, 2015 - $42.1 million).

c.
In August 2014, the Company purchased from Teekay a 50% interest in TTOL, which owns conventional tanker commercial management and technical management operations, including the direct ownership in four commercially managed tanker revenue sharing arrangements, for an aggregate price of approximately $23.7 million, including net working capital. Teekay retained the remaining 50% interest in TTOL.

As consideration for this acquisition, the Company issued to Teekay 4.2 million Class B common shares. The 4.2 million Class B common shares had an approximate value of $15.6 million, or $3.70 per share, when the purchase price was agreed to between the parties and a value of $17.0 million, or $4.03 per share, on the acquisition closing date. The purchase price, for accounting purposes, is based upon the value of the Class B common shares on the acquisition closing date. In addition, the Company reimbursed Teekay for $6.7 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition. The excess of the purchase price over the Company’s proportionate interest in the book value of the net assets acquired, which amounted to $6.9 million, is accounted for as an equity distribution to Teekay. The portion of the purchase price paid with the 4.2 million of Class B common shares is reflected in the statement of cash flows as a non-cash transaction.

On May 31, 2017, the Company acquired from Teekay Holdings Ltd., a wholly owned subsidiary of Teekay, the remaining 50% interest in TTOL for $39.0 million, which included $13.1 million for assumed working capital (see note 3). The Company issued approximately 13.8 million shares of the Company's Class B common stock to Teekay as consideration in addition to the working capital consideration of $13.1 million. As a result, the Company now consolidates TTOL and thus, all comparative periods have been retroactively adjusted to include TTOL on a consolidated basis (see note 3) and TTOL's results are not included in the summary of equity accounted investment results below.
A condensed summary of the Company’s financial information for equity accounted investments (11.3% to 50.0% owned) shown on a 100% basis are as follows:

	As at December 31,
	2016 $	2015 $
Cash and cash equivalents	38,987	49,473
Other current assets	18,760	196,994
Vessels and equipment	815,961	855,217
Other non-current assets	20,558	25,304

Current portion of long-term debt	43,677	149,301
Other current liabilities	10,442	20,790
Long-term debt	367,201	485,627
Other non-current liabilities	25,540	30,407

	Year Ended December 31,
	2016 $	2015 $	2014 $
Revenues	169,631	234,398	104,096
Income from operations	62,998	112,542	19,259
Realized and unrealized loss on derivative instruments	(244)	(689)	(831)
Net income	39,536	85,647	7,552

For the year ended December 31, 2016, the Company recorded equity income of $7.7 million (2015 - $11.5 million and 2014 – $5.0 million). Equity income is comprised of the Company’s share of net income from the High-Q joint venture, TIL, and Gemini Tankers L.L.C.